PRUDENTIAL INVESTMENT PORTFOLIOS 16
PGIM QMA Defensive Equity Fund

Supplement dated September 26, 2018

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Ted Lockwood currently serves as a portfolio manager for the Fund. In February 2018, Mr. Lockwood announced his intention to retire from Quantitative Management Associates LLC (QMA) during the third quarter of 2018, and his retirement is effective as of September 28, 2018. To reflect Mr. Lockwood’s retirement, all references and information pertaining to Mr. Lockwood are hereby deleted.

Edward L. Campbell, MBA, CFA, Joel M. Kallman, MBA, CFA, Edward J. Lithgow, MBA and Peter Vaiciunas, MBA, CFA, will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Ted Lockwood with respect to the Fund are hereby removed.

LR1103